UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2019

RAND CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rand Building, Buffalo, NY 14203

(Address of Principal Executive Offices)(Zip Code)

(716) 853-0802

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RAND	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters on a Vote of Security Holders

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Rand Capital Corporation (the “Company”) was held on December 30, 2019. Proxies were solicited pursuant to the Company’s proxy statement filed on December 3, 2019 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. There was no solicitation in opposition to the Company’s solicitation. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results.

Proposal 1 – ELECTION OF DIRECTORS

Following the Annual Meeting, the size of the Board of Directors of the Company was reduced to five directors. The voting results for each nominee listed below for election to serve as a director were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen F. Grum	10,202,077	1,558,571	15,519	2,737,454
Erland E. Kailbourne	10,228,322	1,544,126	3,719	2,737,454
Robert M. Zak	10,292,723	1,480,944	2,500	2,737,454
Adam S. Gusky	10,278,046	1,489,037	9,084	2,737,454
Benjamin E. Godley	10,273,824	1,496,459	5,884	2,737,454

Proposal 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,234,544	1,500,436	41,187	2,737,454

Proposal 3 – RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with the results below, the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,266,601	2,182,105	64,915	–

Proposal 4 – REVERSE STOCK SPLIT AND AMENDMENT TO CERTIFICATE OF INCORPORATION

In accordance with the results below, the reverse stock split and a related form of amendment to the Company’s certificate of incorporation, as amended, pursuant to which, when and if finally approved by the Company’s Board of Directors, each shareholder will receive one share of the Company’s common stock in exchange for no fewer than seven (7) shares and no greater than ten (10) shares owned at that time, with the exact ratio to be determined by the Company’s Board of Directors, was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,408,160	3,099,777	5,681	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION
Date: December 31, 2019

	By:	/s/ Allen F. Grum
Name: Allen F. Grum
Title: President and Chief Executive Officer